Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Finance of America Companies Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: August 26, 2021

BTO Urban Holdings L.L.C.

By:	/s/ Menes Chee
Name: Menes Chee
Title: Manager

Blackstone Tactical Opportunities Fund – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund II – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

Blackstone Tactical Opportunities Fund – A (RA) – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – I – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – S – NQ L.P.,
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – C – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

Blackstone Tactical Opportunities Fund – L – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – O – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – N – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – U – NQ L.L.C.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

Blackstone Tactical Opportunities Fund II – C – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Fund – T – NQ L.P.
By: Blackstone Tactical Opportunities Associates – NQ L.L.C, its general partner
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BTAS NQ Holdings L.L.C.
By: BTAS Associates - NQ L.L.C., its managing member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Family Tactical Opportunities Investment Partnership SMD L.P.
By: Blackstone Family GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Associates – NQ L.L.C.
By: BTOA – NQ L.L.C., its sole member
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

BTOA – NQ L.L.C.
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Holdings II L.P.
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BTAS Associates – NQ L.L.C.
By: Blackstone Holdings II L.P., its managing member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Family GP L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Family Tactical Opportunities Investment Partnership NQ – ESC L.P.
By: BTO-NQ Side-by-Side GP L.L.C., its general partner
By: Blackstone Holdings II L.P., its sole member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BTO-NQ Side-by-Side GP L.L.C.
By: Blackstone Holdings II L.P., its sole member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

BTO Urban Holdings II L.P.
By: Blackstone Tactical Opportunities Associates LLC, its general partner
By: BTOA L.L.C., its managing member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Tactical Opportunities Associates LLC
By: BTOA L.L.C., its managing member
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

BTOA L.L.C.
By: Blackstone Holdings III L.P., its managing member
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Holdings III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

[Finance of America Companies Inc. – Joint Filing Agreement]

Blackstone Holdings III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Holdings III GP Management L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Holdings I/II GP L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Inc.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Blackstone Group Management L.L.C.

By:	/s/ Tabea Hsi
Name: Tabea Hsi
Title: Senior Managing Director

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman

[Finance of America Companies Inc. – Joint Filing Agreement]